EXHIBIT 10-7

PROMISSORY NOTE

$29,000,000.00	New York, New York
November 9, 2012

FOR VALUE RECEIVED TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company, as maker, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (together with its permitted successors and assigns, collectively, “Borrower”), hereby unconditionally promises to pay to the order of DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company, having an address at 230 Park Avenue, 12th Floor, New York, New York 10169 (together with its successors and assigns, collectively, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWENTY-NINE MILLION AND 00/100 DOLLARS ($29,000,000.00), or so much thereof as is advanced pursuant to that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (the “Note”) at the Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under the Loan Agreement and other Loan Documents from time to time outstanding without relief from valuation and appraisement laws at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and other Loan Documents shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

ARTICLE 7: TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under Legal Requirements given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: EXCULPATION

The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9: GOVERNING LAW

(A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, OR IN ANY FEDERAL OR STATE COURT OF THE STATE OF HAWAII, AND BORROWER WAIVES ANY

OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTIONS.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

ARTICLE 11: SUCCESSORS AND ASSIGNS

This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns. Lender may sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons, all or a portion of its rights and obligations under this Note and the other Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. Borrower shall not have the right to assign, delegate or transfer its rights or obligations under this Note without the prior written consent of Lender, and any attempted assignment, delegation or transfer without such consent shall be null and void.

ARTICLE 12: REGISTERED FORM

The ownership of this Note shall be registered on a record of ownership (the “Register”) maintained by Torchlight Loan Services, LLC (“Registrar”), as agent of the Borrower solely with respect to its maintenance of the Register. Notwithstanding anything else in this Note or the Loan Agreement to the contrary, the right to receive principal or interest payments with respect to this Note (or a portion thereof) hereunder may be transferred only if the transfer is registered on the Register and the transferee is identified as the owner of this Note (or such portion thereof). Upon due presentment of this Note (or a portion thereof) for registration of transfer, the Registrar shall record the transferee as the owner on the Register. Borrower shall be entitled to treat the registered holder of this Note (or portion thereof), as recorded on the Register, as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note or the Loan Agreement on the part of any other Person.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

TNP SRT LAHAINA GATEWAY, LLC,
a Delaware limited liability company

By:	TNP SRT Lahaina Gateway Mezz, LLC,
a Delaware limited liability company,
its sole member

By:	TNP SRT Lahaina Gateway Mezz Holdings, LLC,
a Delaware limited liability company,
its sole member

By:	TNP SRT Lahaina Gateway Holdings, LLC,
a Delaware limited liability company,
its sole member

By:	TNP Strategic Retail Operating Partnership, LP,
a Delaware limited partnership,
its sole member

By:	TNP Strategic Retail Trust, Inc.,
a Maryland corporation,
its general partner

By:	/s/ Dee Balch
Name:	Dee Balch
Title:	CFO